As filed with the Securities and Exchange Commission on August 21, 2003
                                                   Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               ------------------

                                  VAXGEN, INC.

             (Exact name of registrant as specified in its charter)

            Delaware                                      94-3236309
(State or other jurisdiction of
 incorporation or organization)             (I.R.S. Employer Identification No.)

                               ------------------

                       VAXGEN, INC. 401(k) RETIREMENT PLAN

                 VAXGEN, INC. 2001 EMPLOYEE STOCK PURCHASE PLAN

                           (Full Titles of the Plans)

                             LANCE K. GORDON, PH.D.
                             CHIEF EXECUTIVE OFFICER
                                  VAXGEN, INC.
                        1000 MARINA BOULEVARD, SUITE 200
                               BRISBANE, CA 94005
                                 (650) 624-1000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                               ------------------

                                   Copies to:
                               LAURA BEREZIN, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                               PALO ALTO, CA 94306
                                 (650) 843-5000

                               ------------------

                                                  CALCULATION OF REGISTRATION FEE
===================================================================================================================================
                                                           Proposed Maximum           Proposed Maximum
    Title of Securities      Amount to be Registered           Offering                  Aggregate                 Amount of
     to be Registered                  (1)                Price per Share (2)          Offering Price           Registration Fee
-----------------------------------------------------------------------------------------------------------------------------------
  Common Stock, par value
      $0.01 per share                500,000                     $4.11                      $2,055,000                $168.51
-----------------------------------------------------------------------------------------------------------------------------------
     Plan Interests(3)            Indeterminate                   N/A                       N/A                       N/A
===================================================================================================================================

(1) Includes (i) 200,000 shares of Common Stock reserved for issuance under the registrant's 401(k) Retirement Plan and (ii) 300,000 shares of Common Stock reserved for issuance under the registrant's 2001 Employee Stock Purchase Plan.

(2) Estimated pursuant to Rule 457 solely for purposes of calculating the registration fee. The $4.11 price is based upon the average of the high and low prices of the Common Stock on August 20, 2003, as reported on the Nasdaq National Market.

(3) Pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

      The following documents filed by VaxGen, Inc. (the "Registrant") with the Securities and Exchange Commission (the "SEC") are incorporated by reference into this Registration Statement:

(a) The Registrant's latest annual report on Form 10-K filed pursuant to sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), containing audited financial statements for the Registrant's latest fiscal year ended December 31, 2002, as filed with SEC on March 31, 2003;

(b) The Registrant's 401(k) Plan Annual Report on Form 11-K for the fiscal year ended December 31, 2002, as filed with the SEC on June 23, 2003;

(c) The Registrant's Definitive Proxy Statement on Schedule 14A, as filed with the SEC on June 30, 2003;

(d) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, as filed with the SEC on May 15, 2003;

(e) The Registrant's Current Report on Form 8-K, as filed with the SEC on May 7, 2003;

(f) The Registrant's Current Report on Form 8-K, as filed with the SEC on May 20, 2003;

(g) The Registrant's Current Report on Form 8-K, as filed with the SEC on May 28, 2003;

(h) The Registrant's Current Report on Form 8-K, as filed with the SEC on June 6, 2003;

(i) The Registrant's Current Report on Form 8-K, as filed with the SEC on June 9, 2003;

(j) The Registrant's Current Report on Form 8-K, as filed with the SEC on June 11, 2003;

(k) The Registrant's Current Report on Form 8-K, as filed with the SEC on June 24, 2003;

(l) The Registrant's Current Report on Form 8-K, as filed with the SEC on June 24, 2003;

(m) The Registrant's Current Report on Form 8-K, as filed with the SEC on July 22, 2003;

(n) The Registrant's Current Report on Form 8-K, as filed with the SEC on August 5, 2003;

(o) The Registrant's Quarter Report on Form 10-Q for the quarterly ended June 30, 2003, as filed with the SEC on August 18, 2003; and

(p) The description of the Registrant's Common Stock set forth in the registration statement on Form 8-A filed by the Registrant with the SEC on June 23, 1999, under section 12(g) of the Exchange Act. (File No. 0-26483).

      All reports and other documents subsequently filed by the Registrant pursuant to sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this Registration Statement from the date of the filing of such reports and documents.

ITEM 4. DESCRIPTION OF SECURITIES

      Not Applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

      Not Applicable.


ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

      Pursuant to section 145 of the Delaware General Corporation Law ("Delaware Law") the corporation has the power to indemnify a party to any threatened, pending, or completed legal proceeding by reason of his or her service on behalf of a corporation. Delaware Law further mandates that indemnification shall be made to any such person who has been successful "on the merits" or "otherwise" with respect to the defense of any such proceeding, but does not require indemnification in any other circumstances. The corporation may advance the expenses incurred in defending such a proceeding upon the giving of an undertaking, or promise, to repay such sums in the event it is later determined that such Indemnitee is not entitled to be indemnified.

      Our amended and restated certificate of incorporation provides that we must indemnify our directors to the fullest extent under applicable law. Pursuant to Delaware Law, this includes elimination of liability for monetary damages for breach of the directors' fiduciary duty of care to VaxGen and its stockholders. However, our directors may be personally liable for liability:

            o for any breach of duty of loyalty to us or to our stockholders;

            o for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

            o for unlawful payment of dividends or unlawful stock repurchases or redemptions under section 174 of the Delaware Law; or

            o for any transaction from which the director derived an improper personal benefit.

      In addition, our amended and restated bylaws provide that:

            o we are required to indemnify our directors and officers to the fullest extent not prohibited by Delaware Law or any other applicable law, subject to limited exceptions;

            o we may indemnify our other employees and other agents as set forth in Delaware Law or any other applicable law;

            o we are required to advance expenses to our directors and officers as incurred in connection with legal proceedings against them for which they may be indemnified; and

            o the rights conferred in the amended and restated bylaws are not exclusive.

      We have entered into agreements with certain of our officers which provide for indemnification. These agreements, among other things, require us to indemnify the officer to the fullest extent permitted by Delaware Law, including indemnification for expenses such as attorneys' fees, judgments, fines and settlement amounts incurred by the officer in any action or proceeding, including any action by or in the right of VaxGen, arising out of the person's services as an officer of us, any subsidiary of ours or any other company or enterprise to which the person provides services at our request.

      At present, we are not aware of any pending or threatened litigation or proceeding involving any of our directors, officers, employees or agents in which indemnification would be required or permitted. We believe that our charter provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

      Not Applicable.


ITEM 8. EXHIBITS

Exhibit
Number

   5.1  Opinion of Cooley Godward LLP.

  23.1  Consent of KPMG LLP, Independent Auditors.

  23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

  24.1  Power of Attorney is contained on the signature pages.

  99.1  VaxGen, Inc. 401(k) Retirement Plan. (1)

  99.2  First Amendment to VaxGen, Inc. 401(k) Retirement Plan. (1)

  99.3  2001 Employee Stock Purchase Plan, as amended.

  99.4  Second Amendment to VaxGen, Inc. 401(k) Retirement Plan.


(1) Filed as an exhibit to the registrant's registration statement on Form S-8 (File No. 333-61158) and incorporated herein by reference.


ITEM 9. UNDERTAKINGS

(a) The undersigned registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

            (i) To include any prospectus required by section 10(a)(3) of the Securities Act;

            (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

      Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8, or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

      (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brisbane, State of California, on August 20, 2003.

                                          VAXGEN, INC.


                                          By: /s/ Lance K. Gordon
                                             -------------------------------
                                                   Lance K. Gordon, Ph.D.
                                                   Chief Executive Officer

                                                  POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lance K. Gordon, Ph.D. and Carter A. Lee, and each of them, their true and lawful attorneys and agents with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this registration statement on Form S-8, and each of the undersigned does hereby ratify and confirm all that each of said attorney and agent, or their or his substitutes, shall do or cause to be done


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             Signature                                 Title                                     Date
---------------------------------   --------------------------------------------     ---------------------------
/s/ Lance K. Gordon                            Chief Executive Officer                     August 20, 2003
---------------------------------          (Principal Executive Officer)
Lance K. Gordon, Ph.D.

/s/ Carter A. Lee
---------------------------------         Senior Vice President, Finance &                 August 20, 2003
Carter A. Lee                                    Administration


/s/ Donald P. Francis                (Principal Financial and Accounting Officer)
---------------------------------           President and Director                         August 20, 2003
Donald P. Francis, M.D., D.Sc.

/s/ Phillip W. Berman                    Senior Vice President, Research &                 August 20, 2003
---------------------------------           Development and Director
Phillip W. Berman, Ph.D.

/S/ David W. Beier                                   Director                              August 20, 2003
---------------------------------
David W. Beier

/s/ Randall L-W Caudill                              Director                              August 20, 2003
---------------------------------
Randall L-W Caudill, Ph.D.

/S/ Stephen C. Francis                               Director                              August 20, 2003
---------------------------------
Stephen C. Francis

                                                     Director                              August __, 2003
---------------------------------
Michel Greco

/s/ William D. Young                                 Director                              August 20, 2003
---------------------------------
William D. Young


      Pursuant to the requirements of the Securities Act of 1933, the Trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brisbane, State of California, on August 20, 2003.

                                      VAXGEN, INC. 401(K) RETIREMENT PLAN

                                      /s/ Carter A. Lee
                                      -----------------------------------
                                               Carter A. Lee
                                               Trustee

                                      /s/ Donald P. Francis
                                      -----------------------------------
                                               Donald P. Francis, M.D., D.Sc.
                                               Trustee

                                      /s/ Phillip W. Berman
                                      -----------------------------------
                                               Phillip W. Berman, Ph.D.
                                               Trustee


      Pursuant to the requirements of the Securities Act of 1933, the Trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brisbane, State of California, on August 20, 2003.

                                       VAXGEN, INC. 2001 EMPLOYEE STOCK PURCHASE
                                       PLAN

                                      /s/ Carter A. Lee
                                      -----------------------------------
                                               Carter A. Lee
                                               Senior Vice-President, Finance
                                               and  Administration

                                  EXHIBIT INDEX

Exhibit
Number

   5.1   Opinion of Cooley Godward LLP.

  23.1   Consent of KPMG LLP, Independent Auditors.

  23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

  24.1   Power of Attorney is contained on the signature pages.

  99.1   VaxGen, Inc. 401(k) Retirement Plan. (1)

  99.2   First Amendment to VaxGen, Inc. 401(k) Retirement Plan. (1)

  99.3   2001 Employee Stock Purchase Plan, as amended.

  99.4   Second Amendment to VaxGen, Inc. 401(k) Retirement Plan.


(1) Filed as an exhibit to the registrant's registration statement on Form S-8 (File No. 333-61158) and incorporated herein by reference.